New and Pending Accounting Pronouncements	12 Months Ended
Dec. 31, 2012
New and Pending Accounting Pronouncements
New and Pending Accounting Pronouncements
Accounting Standards Adopted in 2012
In first quarter 2012, we adopted Accounting Standards Update (ASU) 2011-04 — Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs and ASU 2011-05 — Comprehensive Income (Topic 220): Presentation of Comprehensive Income. Adoption of these pronouncements did not affect our earnings or financial position.
Pending Accounting Standards
ASU 2011-10 – Property, Plant, and Equipment: Derecognition of in Substance Real Estate will be effective first quarter 2013. Under ASU 2011-10, when a parent ceases to have a controlling financial interest in a subsidiary that is in substance real estate as a result of default on the subsidiary’s nonrecourse debt, the reporting entity would continue to include the real estate, debt and results of the subsidiary’s operations in its consolidated financial statements until legal title to the real estate is transferred to legally satisfy the debt. The amendment should be applied prospectively to deconsolidation events occurring after the effective date. Adoption is not anticipated to have a significant effect on our earnings or financial position but may result in certain additional disclosures.
ASU 2012-02– Intangibles-Goodwill and Other will be effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. The amendment provides entities with the option to make a qualitative assessment about the likelihood that an indefinite-lived intangible asset is impaired to determine whether it should perform a quantitative impairment test, which is equivalent to the impairment testing requirements for other long-lived assets. Adoption is not anticipated to have a significant effect on our earnings or financial position.